INTEGRAL SYSTEMS
INVESTOR PRESENTATION

INTEGRAL SYSTEMS

AUGUST 2010 Exhibit 99.1

•
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act. Such forward-
looking statements include, but are not necessarily limited to, our anticipated financial performance, business prospects, technological developments, new products, research and development activities and similar statements concerning anticipated future events and expectations that are not historical facts.
•
These forward-looking statements are based on current information and expectations. We caution you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including our reliance on contracts and subcontracts funded by the U.S. government, intense competition in the ground systems industry, the competitive bidding process to which our government and commercial contracts are subject, our dependence on the satellite industry for most of our revenues, rapid technological changes in the satellite industry, our acquisition strategy and other risks and uncertainties noted in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the year ended September 25, 2009, and subsequent filings. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
INTEGRAL SYSTEMS
SAFE HARBOR

Providing Innovative Technology That

CONNECTS AND PROTECTS

5-Year Revenue Performance
Revenue ($M)
$180
$150
$120
$90
$60
$30
$0
2006
2007
2008
2009
2010(E)

INTEGRAL SYSTEMS

RT LOGIC an Integral Systems Company

NEWPOINT TECHNOLOGIES, INC. An Integral Systems Company

SAT CORPORATION An Integral Systems Company

LUMISTAR An Integral Systems Company

WELCOME

25 YEAR
INTEGRAL SYSTEMS
NASDAQ

3 INTEGRAL SYSTEMS AT A GLANCE The Integral Systems Family of Solution Providers • NasdaqGS: ISYS • Founded: 1982 • Employees: 700 employees • Locations: 17 locations

Department of the Air Force
NASA
NOAA
National Reconnaissance Office
White Sands Missile Range

Intelsat
SES
ITT Engineered for life
General Dynamics
Mitsubishi Electric Changes for the Better
EUMETSAT
Honeywell

Aleut communications services
cnes
eutelsat
EchoStar
NSPO
Ascent Media
Qwest Spirit of Service™

Northrop Grumman
Boeing
Iridium Satellite
ProtoStar
Harris
QinetiQ

SKY Perfect JSAT Corporation
Lockheed Martin
APL Applied Physics Laboratory
SingTel
B-SAT

Telesat
BT
XM
kt

INTEGRAL SYSTEMS

4 INTEGRAL SYSTEMS DIVERSIFIED GLOBAL CUSTOMER BASE A Leader in Our Industry: • U.S. SBA Region III Contractor of the Year, 2009 • Washington Post Top 200 Companies, 2009

North American Region

- Intelsat
- SES World Skies
- Telesat
- Echostar
- DirecTV
- Worldspace
- ICO
- Hughes Network Systems
- XTAR
- Satmex
- Sirius XM Radio
- SkyTerra
- Viasat
- GE Satellite
- Ciel Satellite
- Terrastar
- QuetzSat

Europe, Middle East, Africa Region

- Eutelsat
- SES Astra
- SES Sirius
- SES World Skies
- Arabsat
- Hispasat
- Hellas Sat
- Telenor
- Thuraya
- Paradigm
- Hidesat (Spainsat)
- RASCOM
- Nilesat
- Spacecom
- Petrosat
- REDSAT
- Intersputnik
- RSCC
- Inmarsat
- Turksat
- Yahsat
- OverHorizon
- Nigcomsat
- Avanti
- Paksat
- Azerspace
- Gascom

South American Region

- AR-SAT
- Skynet do Brasil
- Hispamar (Amazonas-1)
- Star One
- Venesat

Asia Pacific Region

- B-SAT
- Optus
- Skyperfect JSAT
- NTT-DoCoMo
- VNPT/VTI
- ProtoStar
- Indovision
- Indosat
- KT Corporation
- SingTel
- ABS/Mabuhay
- AsiaSat
- MEASAT
- Thaicom
- China Satcom
- Chunghwa Telecom
- APT Satellite
- ISRO
- Kazsat
- Telkom

■ = Use 1 or more ISI product lines

INTEGRAL SYSTEMS

5 INTEGRAL SYSTEMS MARKET LEADER IN COMMERCIAL SPACE CONTROL

COMMAND + CONTROL

Command and Control

- Integrated Satellite and Ground Control (EPOCH)
- Consolidated Tracking, Telemetry and Command

SIGNAL PROCESSING + DATA COMM.

ENTERPRISE NETWORK MGMT.

COMM. INFO ASSURANCE

SERVICES

INTEGRAL SYSTEMS

Enterprise Network Management
•
Communications Infrastructure Management (Newpoint Compass)
•
Remote Site Monitoring (Newpoint Mercury)
Signal Processing & Data Communications
•
Software-Defined Front-End Systems (RT Logic)
•
SATCOM-On-The-Move (SATCOM Solutions)
Communications Information Assurance
•
Interference Detection; RF Monitoring; Digital Signal Processing
•
Spectrum Monitoring (SigMon), Interference Geolocation (satID)
Services
•
Satellite Communications Network Operations (SATCOM NetOps)
•
Subscription Services
INTEGRAL SYSTEMS
MARKET SEGMENTS

Military & Intelligence Group	Civil & Commercial Group	Products Group	Services Group (IS3)
Markets	• US Air Force • DISA • U.S. Army, U.S. Navy • Intelligence Comm.	• NASA/NOAA/DHS • Commercial Operators • International Military • NATO	• U.S. Military • Satellite Operators • Network Operators • Military Test Range	• Commercial and government satellite operators • Telecommunications • Media
Programs & Capabilities	• CCS-C (USAF) • RAIDRS (USAF) • SCNC (USAF) • SAR-Lupe (Other) • Space Situational Awareness	• Intelsat, SES, • Antenna/RF systems integration • Expansion to Regulators	• Front-End Processors (RF to Digits; Digits to RF) • Interference detection, characterization, and geolocation	• Satellite Communications Network Operations • Network Infrastructure (Engineering, Operations, Remote Infrastructure Management)

INTEGRAL SYSTEMS

7 INTEGRAL SYSTEMS ALIGNED OPERATIONS

X, Ku, and Ka Band Micro Terminals
•
Smaller, Lighter, More Power Efficient SATCOM Terminals
•
Enable SATCOM-on-the-Move for Military, Special Operations,
National Guard, Government Agencies
SATCOM Solid State Power Amplifiers (SSPA)
•
Smaller, Lighter, More Power Efficient
•
Ku, Ka -Band 25W – 100W
•
Travelling Wave Tube Amplifier (TWTA) Replacement
Space Situational Awareness & Cyber Security
•
RF Interference, Detection, Geolocation & Cataloging
•
Cyber Enabled Products
•
Space Situational Awareness Architecture
INTEGRAL SYSTEMS
FUTURE GROWTH ENGINES

Intelligence Programs
•
Satellite Command & Control (Market Leader for Commercial Geo
Operations)
•
SATCOM RFI Detection, Characterization, & Geolocation
•
SATCOM Data Link Information Assurance & Cyber Security
Unmanned Aerial Systems (UAS)
•
Common Data Link Test Sets – We Are the Gold Standard
•
UAS Modems & Communication Systems
•
UAS Flight & Ground RF Interference (RFI) Detection &
Countermeasure Systems
Network Operations Services
•
Global Quality of Service, RFI Detection & Geolocation Services for
Future COMSATCOM Services Acquisition (FCSA)
•
RFI, Geolocation, & Network Operations Outsourcing for SATCOM
Network Providers
•
SATCOM Data Link Information Assurance & Cyber Security
INTEGRAL SYSTEMS
FUTURE GROWTH ENGINES

Physical Map of the World, April 2004
CANADA
RUSSIA

INTEGRAL SYSTEMS

10 INTEGRAL SYSTEMS GLOBAL SERVICES CAPABILITIES

11 FINANCIAL OVERVIEW

Significant Non-Recurring Expenses
•
Accounting
– $2.7M Reserve Against DCAA Adjustments
•
Operating
Expenses:
Q3/YTD
– Acquisition Integration Expenses: $600K/$1.8M
– Legal Fees: $500K/$850K
– Staff Reduction: $400K
– Compliance Fees: $300K/$1.0M
Significant Other Expenses
•
P&L: Non-Cash Stock-Based Compensation
– $600K/Q through Q411
•
Cash: Real
Estate:
$1.2M/year through 2015
– Reserved through 6/2010
FY10 Investments
•
Integral Systems Service Solutions
(IS3):
$2M
•
SATCOM Solutions
R&D:
$750K
•
EPICOR Material Resource Planning
System:
$1M
•
Product Revamp Newpoint
Technologies:
$300K
REVISED
FY10 GUIDANCE
Revenue
$170M - $174M
Gross Profit Margin
37% - 39%
EBITDA
$9M - $12M
Bookings
$170M - $180M
INTEGRAL SYSTEMS
RECENT DEVELOPMENTS – IMPACTS TO Q3 & FY10

INTEGRAL SYSTEMS
EBITDA RECONCILIATION
2010  FORECAST VARIANCE EBITDA (A) EBITDA (E)
Q1 $                       4.0
Total Q1 $                      4.0
Q2 $                       4.0
M&A - CVG Integration $                      1.8
Total Q2 $                      1.8 $                      2.2
Q3 $                       6.0
Rate Reserve $                      2.7
CVG Avtec Revenue Miss $                      4.6
CVG Avtec Direct Costs $                     (1.9)
Legal Costs $                      0.5
Compliance Costs $                      0.2
Employee Severance $                      0.4
M&A - CVG Integration $                      0.6
Gross Margin - Civil, Lumistar $                      0.6
Total Q3 $                      7.8 $                     (1.8)
Q4 $                       8.0
CVG Avtec Revenue Reduction $                      2.0
CVG Avtec Direct Costs $                     (0.3)
Compliance Costs $                      0.3
Total Q4 $                      2.0 $                      6.3
Total EBITDA (Variance) $                     22.0 $                     11.6
Revised FY2010 EBITDA(E) $                     10.7

$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$-
2006
2007
2008
2009
2010 (YTD)
Funded
Unfunded
Bookings

INTEGRAL SYSTEMS

Key Opportunities
FY10 – FY12
• USAF Joint Space Operations Center Mission
Systems (JSpOC MS) High Accuracy Catalog
• USAF RAIDRS ECP-009 & ECP-010
• Special Operations (SOCOM) Forces
Deployable Nodelite (SDN-Lite)
• USN Military Sealift Next Generation
Wideband
• Future COMSATCOM Service Acquisition
(FCSA)
• Army SMD Wideband SATCOM Operations &
Technical Service (WSOTS)
• Intelligence Community
INTEGRAL SYSTEMS
BOOKINGS, BACKLOG, AND PIPELINE
Information reflect Q3 results as reported  8/2/10

35.4%
50.0%
14.6%
Military & Intelligence
Commercial & Civil
Products

12%
88%
International
United States

INTEGRAL SYSTEMS

*BASED UPON Q3 FY 2010 RESULTS DOES NOT ACCOUNT FOR INTERCOMPANY ELIMINATION
**BASED UPON FY 2009 RESULTS DOES NOT ACCOUNT FOR INTERCOMPANY ELIMINATION
YTD FY10 SALES BY SEGMENT*
INTEGRAL SYSTEMS
YTD FY10 SALES
Information reflect Q3 results as reported  8/2/10
FY 2009 SALES GEOGRAPHY**

$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$128.7
$160.2
$159.9
$174.0
$210.0
$240.0
2007
2008
2009
2010(E)
2011(E)
2012(E)

$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$20.8
$28.7
$8.0
$10.7
$22.6
$28.5
2007
2008
2009
2010(E)
2011(E)
2012(E)

45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
32.9%
37.6%
34.5%
39.0%
40.0%
40.0%
2007
2008
2009
2010(E)
2011(E)
2012(E)

$10.0
$8.0
$6.0
$4.0
$2.0
$-
$2.3
$4.7
$4.4
$6.0
$8.0
$6.0
2007
2008
2009
2010(E)
2011(E)
2012(E)

INTEGRAL SYSTEMS

16 REVENUE EBITDA GROSS PROFIT MARGIN CAPITAL EXPENDITURES INTEGRAL SYSTEMS FINANCIAL PERFORMANCE & EXPECTATIONS Information reflect Q3 results as reported 8/2/10

Best in Class Products

World Class Engineering

Extensive, Diversified Customer Base

28 Years of Innovation

INTEGRAL SYSTEMS

17 INTEGRAL SYSTEMS SUMMARY

18 BACK UP INTEGRAL SYSTEMS

USE OF NON-GAAP FINANCIAL MEASURES
INTEGRAL SYSTEMS
EBITDA (earnings before interest, taxes, depreciation and amortization) is a non-GAAP financial measure used by management to evaluate operating performance. Management believes that the presentation of EBITDA helps management and investors to make a meaningful comparison between our operating results and those of other companies, as well as providing a consistent comparison of our relative historical financial performance. The presentation of this non-GAAP financial measure is not to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP. Below are reconciliations of fiscal years 2007 - 2012 net income to EBITDA:
2007 2008 2009 2010(E) 2011(E) 2012(E)
($ millions)
Net Income $        12.8 $        18.2 $          1.1 $        (1.2) $          4.1 $        10.1
Other Income (Expense), net $        (2.2) $        (0.3) $          0.1 $          0.9 $          2.4 $          1.2
Provision for Income Taxes $          6.3 $          7.1 $        (1.0) $          1.1 $          3.5 $          5.0
Income From Operations $        16.9 $        25.0 $          0.2 $          0.8 $        10.0 $        16.3
Non-Cash Stock Compensation $          0.9 $          1.1 $          3.5 $          2.6 $          2.3 $          1.7
Depreciation and Amortization $          3.0 $          2.6 $          4.3 $          7.3 $        10.3 $        10.5
EBITDA $        20.8 $        28.7 $          8.0 $        10.7 $        22.6 $        28.5

USE OF NON-GAAP FINANCIAL MEASURES
INTEGRAL SYSTEMS
EBITDA (earnings before interest, taxes, depreciation and amortization) is a non-GAAP financial measure used by management to evaluate operating performance. Management believes that the presentation of EBITDA helps management and investors to make a meaningful comparison between our operating results and those of other companies, as well as providing a consistent comparison of our relative historical financial performance. The presentation of this non-GAAP financial measure is not to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP. Below is a reconciliation for the first three quarters of fiscal years 2010 and 2009 net income to EBITDA:
Quarter Ended
December 25,
2009
Quarter Ended
March 26,
2010
Quarter Ended
June 25,
2010
Quarter  Ended
December 26,
2008
Quarter Ended
March 27,
2009
Quarter Ended
June 26,
2009
($ millions)
Q1 2010 Q2 2010 Q3 2010 Q3 YTD 2010 Q1 2009 Q2 2009 Q3 2009 Q3 YTD 2009
Net Income (Loss)
1.2 0.1 (3.8) (2.5) 1.0 2.7 (1.5) 2.2
Other income ( Expense)
0.2 (0.1) (0.3) (0.5) 0.0 0.0 (0.1) (0.1)
Provision for income taxes
(Benefit)
0.6 0.3 (1.6) (0.7) 0.3 1.5 (2.4) (0.6)
Income from Operations
2.0 0.3 (5.1) (2.7) 1.3 4.2 (3.8) 1.7
Stock-based compensation
0.6 0.6 0.9 2.1 1.0 0.6 1.0 2.6
Depreciation & Amortization
1.4 1.2 2.4 5.1 0.6 1.0 1.3 2.9
EBITDA
4.0 2.2 (1.8) 4.5 2.9 5.8 (1.5) 7.2